UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PROXY STATEMENT SUPPLEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2021

This proxy statement supplement dated March 30, 2021 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) filed by AMC Entertainment Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 19, 2021 and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for the annual meeting of stockholders (the “Annual Meeting”) of the Company to be held on May 4, 2021 at 2:00 pm (Central Time). This Supplement is being filed with the SEC and made available to stockholders on or about March 30, 2021. Each stockholder of record at the close of business on March 11, 2021 is entitled to receive notice of, attend and vote at the Annual Meeting.

Subsequent to the mailing of the Proxy Statement to the Company’s stockholders, the New York Stock Exchange (the “NYSE”) notified the Company that it determined that Proposal 6 in the Proxy Statement regarding the adjournment of the Annual Meeting (the “Adjournment Proposal”), is a discretionary or “routine” matter under NYSE rules. The “routine” designation permits brokers to exercise discretionary voting authority with respect to such proposals. Accordingly, if you do not instruct your broker on how to vote your shares on the Adjournment Proposal, your broker will be permitted to vote your shares in its discretion on the Adjournment Proposal. Because the NYSE has determined that the Adjournment Proposal is a “routine” matter, we do not expect any “broker non-votes” in connection therewith.

Your vote is important. You do not have to take any action if you have previously voted your shares and do not wish to change your vote. If you have already voted or given your proxy and wish to change your vote, you should follow the procedures described below and in the Proxy Statement.

Regardless of whether you attend the Annual Meeting, it is important that your shares be represented. If you are a stockholder of record, you may submit your proxy over the Internet, by phone or by mail as described on the proxy card. If you hold your shares through a broker or other nominee, please follow the instructions that you receive from your broker or other nominee to ensure that your shares are voted. Submitting your proxy will not prevent you from attending the Annual Meeting.

GENERAL INFORMATION

We urge you to read this Supplement and the Proxy Statement carefully. We are sending you this Supplement because the NYSE determined that the Adjournment Proposal is a “routine” matter, thereby permitting brokers to exercise discretionary voting authority with respect to such proposals. Pursuant to NYSE rules, if you hold your shares through a broker and do not instruct such broker on how to vote your shares, your broker is not permitted to vote your shares in its discretion on “non-routine” matters as determined by the NYSE, but is permitted to vote your shares in its discretion on “routine” matters as determined by the NYSE.

Pursuant to rules promulgated by the SEC, the Proxy Statement, this Supplement and the 2020 Annual Report are available to stockholders electronically via the Internet. On or around March 19, 2021, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet. Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and investor.amctheatres.com.

Registered holders are stockholders who hold their shares directly with the Company and have their names and addresses recorded in the Company's share registry, which is maintained by our transfer agent, Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the instructions on the Notice.

·	By Internet: Access our Internet voting site at www.proxyvote.com or scan the QR code on the Notice or your proxy card and follow the instructions on the screen prior to 11:59 p.m., Eastern Time, on May 3, 2021.

·	By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-690-6903 and follow the voice instructions, prior to 11:59 p.m., Eastern Time, on May 3, 2021.

·	By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting.

 Beneficial owners are stockholders who hold their shares through a brokerage account, bank or other record holder. If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee in order to instruct your broker on how to vote your shares; in most instances you may vote by Internet, telephone or by mail. Beneficial stockholders who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other record holder that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

Proxies provided by telephone or over the Internet or by mailed proxy card by stockholders of record, unless revoked, will be voted at the Annual Meeting as directed by you, or, in the absence of such direction, as the Board recommends for Proposals 1, 2, 3, 4, 5 and 6 at the Annual Meeting. A stockholder submitting a proxy by telephone or over the Internet or by mailed proxy card may revoke such proxy at any time before it is used by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 249-7120
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com

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